                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 2, 2001

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Exact name of Registrant as specified in its charter:       Central Parking Corporation

State or other jurisdiction of incorporation:               Tennessee

Commission File Number:                                     001-13950

IRS Employer Identification Number:                         62-1052916

Address of principal executive offices:                     2401 21st Avenue South
                                                            Suite 200
                                                            Nashville, TN  37212

Registrant's telephone number, including area code:         (615) 297-4255

Former name or former address, if changed since
 last report:                                               Not applicable

ITEM 5.           OTHER EVENTS

On March 2, 2001, the Registrant announced the hiring of Mr. William J. Vareschi, Jr. as its Vice Chairman and Chief Executive Officer.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  (c) EXHIBITS
                  Exhibit No. 99.1     Text of press release dated March 2, 2001

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Central Parking Corporation

                                            /s/ James J. Hagan

Date: March 2, 2001                         By: James J. Hagan
                                            Chief Financial Officer











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